Exhibit 10w

Ampal-RSUO	Sale and Purchase of CWI Shares

SHARE SALE AND PURCHASE AGREEMENT

                    THIS SHARE SALE AND PURCHASE AGREEMENT (this “Agreement”) is entered into this 22 day of May, 2006 by and between AMPAL-AMERICAN ISRAEL CORPORATION, a company incorporated under the laws of New York (the “Seller”) and RED SEA UNDERWATER OBSERVATORY LTD., a company incorporated under the laws of Israel (the “Purchaser”).

WITNESSETH

                    WHEREAS, the Seller is the holder and record and beneficial owner of the Purchased Shares (as defined in section 2.1 below); and

                    WHEREAS, the Seller wishes to sell, transfer and assign the Purchased Shares to the Purchaser in consideration for the payment of the Purchase Price (as defined in section 3.1 below) and the Purchaser wishes to purchase, assume and receive such Purchased Shares and pay the Purchase Price, all on and subject to the terms and conditions set forth in this Agreement; and

                    WHEREAS, simultaneously with the signing of this Agreement the Seller and Purchaser shall sign a share sale and purchase agreement for the sale of Seller’s shares in Red Sea Marineland Holding (1973) Ltd., and in Red Sea Underwater Observatory Ltd. (the “Additional Agreement”)

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS

In this Agreement, the following terms shall have the meaning ascribed thereto in this Section 1:

1.1.

“Action” means any legal, administrative, governmental or regulatory proceeding or other action, suit, proceeding, claim, arbitration, mediation, alternative dispute resolution procedure, inquiry or investigation by or before any arbitrator, mediator, court or other governmental authority.

	1.2.	“Additional Agreement” shall have the meaning ascribed thereto in the preamble.

1.3.

“Affiliate” means, with respect to any person, any other person directly or indirectly Controlling, Controlled by or under common Control with such Person. For purposes of this Agreement, the term “Control” (including, with correlative meanings, the terms “Controlling”, “Controlled by” and “under common Control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or partnership interests, by contract or otherwise.

Ampal-RSUO	Sale and Purchase of CWI Shares

	1.4.	“Business Day” shall have the meaning ascribed thereto in section 12.1.

	1.5.	“Closing” shall have the meaning ascribed thereto in section 4.1.

	1.6.	“Closing Date” shall have the meaning ascribed thereto in section 4.1.

	1.7.	“Company” shall have the meaning ascribed thereto in section 2.1.

1.8.

“Damages” means any and all losses, Liabilities, damages, fines, payments, costs and expenses, whenever or however arising and whether or not resulting from Third Party Claims (including the reasonable costs and expenses of any and all Actions or other legal matters; all amounts paid in connection with any demands, assessments, judgments, settlements and compromises relating thereto; interest and penalties with respect thereto; and costs and expenses, including reasonable attorneys’, fees and expenses, incurred in preparing for or defending against any such Actions or other legal matters or in asserting, preserving or enforcing an Indemnitee’s rights hereunder).

1.9.

“Liability” means any and all claims, debts and liabilities of whatever nature, whether asserted or, based on the current state of affairs or facts, fixed, absolute or contingent, matured, accrued, liquidated or unliquidated, and whenever or however arising (including those arising out of any contract or tort, whether based on negligence, strict liability or otherwise).

1.10.

“Liens” shall mean any charge, claim, community property interest, equitable interest, lien, encumbrance, option, proxy, pledge, security interest, mortgage, right of first refusal, right of preemption, transfer or retention of title agreement, right or claim of any third party or restriction by way of security of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (other than those specified in the incorporation documents of the Company).

	1.11.	“Purchase Price” shall have the meaning ascribed thereto in section 3.1.

	1.12.	“Purchased Shares” shall have the meaning ascribed thereto in section 2.1 below.

2.	PURCHASE AND SALE OF THE PURCHASED SHARES

2.1.

Subject to the terms and conditions of this Agreement, at the Closing the Seller will sell, convey, transfer, assign and deliver to Purchaser the Purchased Shares, free and clear of any Liens, and Purchaser will, in reliance on the representations and warranties of the Seller included in this Agreement only, purchase, assume and acquire from the Seller the Purchased Shares.

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The “Purchased Shares” shall mean, collectively:

(i)	2,500 Ordinary A Management Shares, par value GBP 1.00 each, of Coral World International Limited, a company incorporated under the laws of Guernsey (“Company”);

(ii)	500 Preference C Shares, par value GBP 1.00 each, of Coral World;

(iii)	100 Redeemable Preference D Shares, par value GBP 1.00 each, of Coral World;

2.2.

It is agreed that under the transaction contemplated by this Agreement all Purchased Shares together shall be purchased by the Purchaser, under no circumstances shall only part of the Purchased Shares be purchased by Purchaser.

3.	PURCHASE PRICE

3.1.

In consideration for the Purchased Shares sold and assigned by the Seller, the Purchaser shall pay to the Seller, at the Closing and subject to the fulfillment of the conditions precedent set forth in Section 9 below, an aggregate amount of US$19,338,250 (nineteen million three hundred thirty eight thousand two hundred and fifty United States dollars) (the “Purchase Price”).

	3.2.	The Purchase Price shall be paid in United States dollars by wire transfer in immediately available funds to a bank account, as instructed by the Seller to the Purchaser in writing.

3.3.

Seller shall withhold from the Purchase Price any amount as may be required under applicable law, unless provided by Seller, prior to Closing, with a Tax Withholding Exemption from the Israeli tax authorities

4.	CLOSING

4.1.

Closing Date. The sale and transfer of the Purchased Shares will take place at a closing (the “Closing”) to be held at the offices of Meitar, Liquornik, Geva & Leshem, Brandwein, Law Offices, 16 Abba Hillel Silver Road, Ramat-Gan 52506, Israel, at 10:00 a.m. on a day to be mutually agreed upon by the parties but in no event later than June 26, 2006, provided however that all of the conditions set forth in Section 9 below are satisfied or waived by such date. The date on which the Closing occurs is referred to herein as the “Closing Date”.

The Closing and the closing of the transaction contemplated in the Additional Agreement (the “Additional Closing”) shall occur simultaneously, and subject to the fulfillment of the conditions to closing under both agreements. All transactions occurring at the Closing and at the Additional Closing shall be deemed to take place simultaneously and no transaction in this Agreement and/or in the Additional Agreement shall be deemed to have been completed and no document or certificate shall be deemed to have been delivered until all transactions contemplated in this Agreement and in the Additional Agreement are completed and all documents to be delivered in the Closing and the Additional Closing are delivered. Unless otherwise indicated, all documents and certificates shall be dated on or as of the Closing Date.

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	4.2.	Closing Deliveries of the Seller. At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following documents:

4.2.1.

Share Certificates and Transfer Deeds. Share certificates representing all of the Purchased Shares, accompanied by duly signed share transfer deeds transferring the Purchased Shares to Purchaser, made in accordance with the respective incorporation documents of the Company, in the form of Schedule 4.2.1 attached hereto;

4.2.2.

Compliance Certificate. A certificate in the form of Schedule 4.2.2 hereto duly signed by the Seller confirming that (i) the representations and warranties of the Seller in Section 5 hereto are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, (ii) all covenants and agreements of the Seller under this Agreement to be performed or complied with on or prior to the Closing Date have been performed and complied with; and (iii) all documents to be executed and delivered by the Seller at the Closing have been executed by a duly authorized officer of the Seller;

4.2.3.

Directors and Officers Resignation; Signature Rights Revocation. Written resignation letters from all directors and officers of the Company designated by the Seller, in the form of Schedule 4.2.2 hereto and revocation of signature rights in the Company;

4.2.4.

Board Resolutions. True and correct copies of the resolutions of the Board of Directors of the Company, approving and authorizing the transfer of the respective Purchased Shares from the Seller to the Purchaser, as contemplated by this Agreement;

	4.3.	Closing Deliveries of the Purchaser. At the Closing, the Purchaser shall deliver, or cause to be delivered, to the Seller the following documents:

		4.3.1.	Share Transfer Deeds. A counterpart signature on the share transfer deeds transferring the Purchased Shares to Purchaser, duly signed by the Purchaser, in the form of Schedule 4.2.1 attached hereto;

4.3.2.

Compliance Certificate. A certificate in the form of Schedule 4.3.2 hereto duly signed by the Purchaser confirming that: (i) the representations and warranties of the Purchaser in Section 6 hereto are true and correct in all material respects as of the date of this Agreement and as of the Closing Date; (ii) that all covenants and agreements of the Purchaser under this Agreement to be performed or complied with on or prior to the Closing Date have been performed and complied with; and (iii) all documents to be executed and delivered by the Seller at the Closing have been executed by a duly authorized officer of the Seller; and

		4.3.3.	Payment of the Purchase Price. Evidence of transfer of the Purchase Price, in immediately available funds, by wire transfer to the account designated by the Seller.

5.	REPRESENTATIONS AND WARRANTIES OF SELLER

The Seller hereby represents and warrants to the Purchaser that as of the date hereof and as of the Closing:

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5.1.

Organization. The Seller is a duly incorporated public company, organized and validly existing under the laws of the New York State, U.S.A.. Seller’s securities are traded in Nasdaq. Seller did not have a receiver appointed or an assignee for the benefit of creditors, is not insolvent and is able to pay debts as they become due.

5.2.

Due Authority and Execution. The Seller has the legal capacity and authority to sign, deliver and perform this Agreement, without the necessity of any act or consent of any other person whomsoever. The signing, delivery and performance by the Seller of this Agreement and each and every agreement, document and instrument provided for herein has been duly authorized and approved by Seller. This Agreement and each and every agreement, document and instrument provided for herein has been signed by an officer that has been duly authorized to sign such document on behalf of the Seller. This Agreement, and each and every other agreement, document and instrument to be signed, delivered and performed by the Seller in connection herewith, constitute or will, when signed and delivered by the Seller, constitute the valid and legally binding obligation of the Seller enforceable against it in accordance with their respective terms.

5.3.

Noncontravention. The signing, delivery and performance of this Agreement by the Seller (i) is not subject to any restriction under any applicable law and (ii) do not and will not, violate any provisions of the organizational documents of Seller, or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any material contract, mortgage, deed of trust, secured debt, note, loan or lien or any order, judgment, decree or other arrangement to which Seller is a party or is bound or by which it or its assets are affected.

There is no suit, action, proceeding, claim or investigation pending, or to the knowledge of Seller threatened, against the Seller that seeks to prevent such Seller from performing this Agreement.

5.4.

Title to Purchase Shares. The Seller is the sole owner of the Purchased Shares, and the Purchase Shares are held by the Seller free and clear of any Liens. Upon the Closing and the payment of the Purchase Price to the Seller in accordance with the provisions of this Agreement, the Purchaser shall acquire good and marketable title to all Purchased Shares free and clear of any Liens.

5.5.	Entire Holdings. The Purchased Shares constitute all interest which the Seller has in the Company and their respective Affiliates.

5.6.

Purchase Price. The Seller is familiar with the Company and the business conducted by them. In view thereof, the Seller believes that the Purchase Price represents the fair value of the Purchased Shares. The Seller hereby specifically waives any claim, whether current or future, in connection with such price and the valuation of the Purchased Shares.

5.7.

Shareholders Agreements. The Purchased Shares are not subject to any agreement with a third party, voting agreements, proxies, trusts or other agreement relating to the voting or disposition of the Purchased Shares (including pre-emptive rights and rights of first refusal of a third party) which would continue to be binding upon the Purchaser after the Closing.

5.8.

Disclosure. There is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations or assets of the Company known to the Seller that has not been disclosed to the Purchaser in writing by the Seller in this Agreement. Neither this Agreement nor any certificate made or delivered by the Seller in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made.

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6.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser hereby represents and warrants to Sellers that as of the date hereof and as of the Closing:

	6.1.	Organization. Purchaser is a private company duly incorporated and validly existing under the laws of the State of Israel.

6.2.

Due Authority and Execution. Purchaser has the legal capacity and authority to sign, deliver and perform this Agreement without the necessity of any act or consent of any other person whomsoever. The signing, delivery and performance by Purchaser of this Agreement and each and every agreement, document and instrument provided for herein have been duly authorized and approved by Purchaser. This Agreement and each and every agreement, document and instrument provided for herein has been signed by an officer that has been duly authorized to sign such document on behalf of Purchaser. This Agreement, and each and every other agreement, document and instrument to be signed, delivered and performed by Purchaser in connection herewith, constitute or will, when signed and delivered by the Purchaser, constitute the valid and legally binding obligation of Purchaser enforceable against it in accordance with their respective terms.

6.3.

Consents; No Conflict. The signing, delivery and performance of this Agreement by Purchaser (i) is not subject to any restriction under any applicable law and (ii) do not and will not, violate any provisions of the organizational documents or other corporate documents of Purchaser, or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any material contract, mortgage, deed of trust, secured debt, note, loan, lien, or any order, judgment, decree or other arrangement to which the Purchaser is a party or is bound or by which it or its assets are affected.

There is no suit, action, proceeding, claim or investigation pending or to the knowledge of Purchaser threatened, against Purchaser that seeks to prevent it from performing this Agreement.

7.	COVENANTS

7.1.

Reasonable Best Efforts. Subject to the terms and conditions of this Agreement and applicable law, each of Seller and Purchaser will use its reasonable best efforts to take, or cause to be taken, all actions which are in their responsibility, and to do, or cause to be done, all things reasonably necessary which are in their responsibility, proper or advisable under applicable laws and regulations applicable to each of them, or otherwise to consummate and make effective the transactions contemplated hereby as soon as practicable, including such actions or things as any other party hereto may reasonably request in order to cause any of the conditions to such other party’s obligation to consummate such transactions.

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7.2.

Confidentiality. The Seller will, and will use its best efforts to cause its Affiliates to, hold in strict confidence for a period of three years after the date of the Closing, all documents and information, in any form whatsoever concerning the business, operations, financial condition, shareholders, customers, suppliers, intellectual property and other proprietary information concerning the Company (“Confidential Information”) and will take reasonable measures to prevent unauthorized disclosure of such information. Notwithstanding the foregoing, Confidential Information shall not include (i) any information which is or becomes public, unless such information becomes public as a result of a breach of this Section 7.1 by Seller, (ii) any information independently obtained by Seller without an obligations of confidentiality to the party disclosing such information to Seller as can be substantiated by Seller through the use of written documents, and (iii) any information which is required to be disclosed under applicable laws, regulations or judgments, provided that to the extent practicable in this clause (iii) Seller shall give to Purchaser prior notice of the contemplated disclosure and its content.

7.3.

Non-Compete. For a period of four years after the Closing Date, the Seller and its Affiliates will not, directly or indirectly, without the written consent of Purchaser, enter into, engage in, manage, operate, control, invest or acquire any interest in, or otherwise engage or participate in, or own any beneficial interest in, any business engaged in the business of the Company as such business is conducted prior to the Closing, including the operation, management and/or construction of underwater observatories or marine parks, submarines, marine attractions of any nature.

8.	RELEASES AND WAIVERS.

8.1.

General Release by Seller. To the extent permitted under applicable law, for and in consideration of the Purchase Price, effective as of the Closing, Seller releases, acquits and forever discharges the Company and each of their present and former shareholders, officers, directors and employees (in their capacities as such) and each of their respective heirs, executors, administrators, successors and assigns, of and from any and all manners of action, or action, cause or causes of action, demands, rights, Damages or Liabilities, debts, dues, sums of money, accounts, reckonings, costs, expenses, responsibilities, covenants, contracts, controversies, Actions, and claims whatsoever, whether known or unknown, of every name and nature, both in law and in equity, which the Seller, or its Affiliates, successors or assigns ever had, now has, or may have or shall have against the Company or any other Person referred to above arising out of any matters, causes, acts, conduct, claims, circumstances or events occurring or failing to occur or conditions existing at or prior to the Closing.

8.2.

General Release by the Company. To the extent permitted under applicable law, for the transfer of the Purchased Shares, effective as of the Closing, Purchaser shall cause the Company to release, acquit and forever discharge Jack Bigilio and Kenneth Handerson (“Seller’s Directors”) in their capacity as directors of the Company), of and from any and all manners of action, or action, cause or causes of action, demands, rights, Damages or Liabilities, debts, dues, sums of money, accounts, reckonings, costs, expenses, responsibilities, covenants, contracts, controversies, Actions, and claims whatsoever, whether known or unknown, of every name and nature, both in law and in equity, which the Company, or its Affiliates, successors or assigns ever had, now has, or may have or shall have against the Seller’s Directors in connection with any actions taken or omitted to be taken by them as directors of the Company, except for fraudulent or willful acts and omissions. Purchaser shall cause the Company to sign an undertaking towards Seller’s Directors to that effect, in the form attached hereto as Schedule 8.2, which will be delivered to the Seller, signed by the Company, on the Closing Date, immediately after the Closing.

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8.3.

Waiver of Preemptive and Similar Rights. For and in consideration of the amounts payable to the Seller under this Agreement, the Seller hereby waives, such waiver to be effective only as of the Closing, any and all preemptive rights, rights of first refusal, tag along, co-sale or other similar rights with regard to the Company and any Affiliate thereof that such Seller has or is or may be entitled to receive, including those which arose or arise as a result of any event or transaction (whenever occurring), including the execution, delivery or performance of this Agreement or consummation of the transaction contemplated hereby.

9.	CONDITIONS TO CLOSING

9.1.

Conditions to Each Party’s Obligations. The respective obligations of each Seller and the Purchaser to effect the Closing are subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

9.1.1.

No Injunctions or Restraints. There shall not exist or have been enacted, entered or enforced any law, regulation, judgment or injunction or any other action of any court or other governmental authority that makes, illegal or prohibits the consummation of the Closing.

		9.1.2.	Consents. The following consents shall have been obtained:

			9.1.2.1.	Consent of Bank HaPoalim under the Loan Agreement dated November 30, 1995 by and between Maui Ocean Center, Inc. and Bank HaPoalim B.M., as amended.

9.2.

Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the Closing are subject to the satisfaction or waiver by Purchaser at or prior to the Closing Date of each of the following conditions:

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9.2.1.

Representations and Warranties. The representations and warranties of Seller set forth in Section 5 above shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date, and the Seller shall have delivered to Purchaser a certificate as specified in Section 4.2.2.

9.2.2.

Performance of Obligations of Seller. Each and all of the covenants and agreements of Seller to be performed or complied with on or prior to the Closing shall have been fully performed and complied, and Seller shall have delivered to Purchaser a certificate confirming the foregoing as of the Closing Date, as specified in Section 4.2.2.

	9.2.3.	Documents. All documents required to be delivered by the Seller under Section 4.2 shall have been delivered.

9.3.

Conditions to Obligations of Sellers. The obligations of the Seller to effect the Closing are subject to the satisfaction or waiver by Seller at or prior to the Closing Date of each of the following conditions:

9.3.1.

Representations and Warranties. The representations and warranties of Purchaser set forth in Section 6 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date, and Purchaser shall have delivered to Sellers a certificate signed by an authorized officer of Purchaser as specified in Section 4.3.2.

9.3.2.

Performance of Obligations of Purchaser. Each and all of the covenants and agreements of Purchaser to be performed or complied with on or prior to the Closing shall have been fully performed and complied, and Purchaser shall have delivered to Seller a certificate signed by an executive officer of Purchaser confirming the foregoing as of the Closing Date, as specified in Section 4.3.2.

	9.3.3.	Documents. All documents required to be delivered by Purchaser under Section 4.3 shall have been delivered.

10.	INDEMNIFICATION.

10.1.

Either Party (the “Indemnifying Party”) shall indemnify defend and hold harmless the other party and its respective employees, directors shareholders and officers (collectively, the “Indemnitees”) from and against, and pay or reimburse, as the case may be, the Indemnitees for, any and all Damages as actually incurred or suffered by the Indemnitees directly or indirectly based upon, arising out of or otherwise in any way relating to or in respect of:

		10.1.1.	any breach of any representation or warranty made by the Indemnifying Party hereunder;

		10.1.2.	any breach or violation of any covenant or agreement of the Indemnifying Party hereunder;

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10.2.	Procedure for Indemnification.

	10.2.1.	Third Party Claims,

10.2.1.1.

Notice. If a claim or a demand is made against an Indemnitee, or an Indemnitee shall otherwise learn of an assertion, by any person, who is not a party to this Agreement (and who is not an Affiliate of a Party to this Agreement) (a “Third Party Claim”) as to which the Indemnifying Party may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee will notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim reasonably promptly after becoming aware of such Third Party Claim, provided, however, that failure to give any such notification will not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure and to such extent.

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10.2.1.2.

Assumption of Defense by Indemnifying Party. If a Third Party Claim is made against an Indemnitee and the Indemnifying Party agrees to indemnify the Indemnitee therefor, the Indemnifying Party will be entitled to assume the defense thereof (at the expense of the Indemnifying Party) with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof as long as the Indemnifying Party diligently conducts such defense; provided that, if in the Indemnitee’s reasonable judgment a conflict of interest exists in respect of such claim, such Indemnitee will have the right to employ separate counsel to represent such Indemnitee and in that event the reasonable fees and expenses of such separate counsel will be paid by the Indemnifying Party.

10.2.1.3.

Indemnitee’s Participation in the Defense. If the Indemnifying Party assumes the defense of any such Third Party Claim, each Indemnitee will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party.

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10.2.1.4.

Failure of Indemnifying Party to assume defense. The Indemnifying Party will be liable for the reasonable fees and expenses of counsel employed by the Indemnitees for any period during which the Indemnifying Party has failed to assume the defense thereof or if it does not expressly elect to assume the defense thereof (including the agreement by the Indemnifying Party to indemnify the Indemnitees as aforesaid).

10.2.1.5.

Information. If the Indemnifying Party assumes the defense of any such Third Party Claim, the Indemnifying Party will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such Third Party Claim and keep the Indemnitee fully informed of all developments relating to or in connection with such Third Party Claim (including, without limitation, providing to the Indemnitee on request updates and summaries as to the status thereof). If the Indemnifying Party chooses to defend a Third Party Claim, all the Indemnitees will reasonably cooperate with the Indemnifying Party in the defense thereof if requested by the Indemnifying Party (such cooperation to be at the expense, including reasonable legal fees and expenses, of the Indemnifying Party).

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10.2.1.6.

Settlement, Compromise or Discharge. No Indemnifying Party will consent to any settlement, compromise or discharge (including the consent to entry of any judgment) of any Third Party Claim without the Indemnitee’s prior written consent, which will not be unreasonably withheld; provided, that if the Indemnifying Party agrees to indemnify the Indemnitee for a Third Party Claim, the Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend that unconditionally and irrevocably releases the Indemnitee (pursuant to a release which is reasonably satisfactory to the Indemnitee) completely from all Liability in connection with such Third Party Claim, provided, however, that the Indemnitee may refuse to agree to any such settlement, compromise or discharge that provides for injunctive or other non-monetary relief affecting the Indemnitee. If the Indemnifying Party agrees to indemnify the Indemnitee for a Third Party Claim, the Indemnitee will not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent (which consent will not be unreasonably withheld).

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10.2.2.

Party’s Claims. Any claim on account of Damages which does not involve a Third Party Claim shall be asserted by written notice given by the Indemnitee to the Indemnifying Party. The failure by any Indemnitee so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to such Indemnitee under this Agreement, except to the extent that the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure and to such extent.

10.2.3.

Failure to dispute obligation to indemnify. If the Indemnifying Party does not notify the Indemnitee prior to the expiration of a 30-calendar-day period following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnitee under this Agreement, such claim specified by the Indemnitee in such notice will be conclusively deemed a liability of the Indemnifying Party under this Agreement and the Indemnifying Party shall pay the amount of Damages subject to such claim to the Indemnitee on demand or, in the case of any notice in which the amount of the Damages subject to such claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the Indemnifying Party has timely disputed its liability with respect to such Damages subject to such claim, as provided above, the Indemnifying Party and the Indemnitee will proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations by the 90th day after notice of such claim was given to the Indemnifying Party, the Indemnifying Party and the Indemnitee will be free to pursue such remedies as may be available under this Agreement or applicable law.

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11.	TERMINATION

	11.1.	Right to Terminate. Without derogating from the parties’ rights under any applicable law, this Agreement may be terminated at any time prior to the Closing as follows:

		11.1.1.	by consent in writing of all parties hereto; or

11.1.2.

notwithstanding any other term of this Agreement, by any party, if the Closing and payment of the full Purchase Price does not take place for a reason which is not attributable to such party until the date which is 60 days after the date hereof (the “Drop Dead Date”), provided, however, that (i) Purchaser may not terminate the Agreement under this Section 11.1.2 if the closing conditions under Section 9.2 are satisfied but the Closing does not take place because of failure by Purchaser to fulfill any of the conditions set forth in Section 9.3, and (ii) a Seller may not terminate the Agreement under this Section 11.1.2 if the closing conditions under Section 9.3 are satisfied but the Closing does not take place because of failure by such Seller to fulfill any of the conditions set forth in Section 9.2; or

11.1.3.

by written notice by the Purchaser to the Seller or by the Seller to the Purchaser, if there shall be any law that makes consummation of the transaction contemplated hereby illegal or otherwise prohibited or if any court of competent jurisdiction or other governmental authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of such transaction, and such order, decree, ruling or other action shall not be subject to appeal or shall have become final and unappealable; or

11.1.4.

by written notice by the Purchaser to the Seller, if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the Seller set forth in this Agreement, or if prior to the Closing Date any representation or warranty of the Seller set forth in this Agreement shall have become untrue.

11.2.

Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1, this Agreement shall thereafter become void and have no effect, without any liability on the part of any party in respect thereof, except that nothing herein will relieve any party from Liability for any breach of any representation, warranty, covenant or agreement in this Agreement that were due to be performed prior to the termination hereof.

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12.	NOTICES

12.1.

All notices required to be sent hereunder shall be in writing and delivered by hand, fax, registered mail or overnight courier and shall be deemed to have been given (a) upon three (3) Business Days following the date on which they were mailed by registered mail return, receipt requested, (b) upon one Business Day following the dispatch by a recognized overnight courier, or (c) upon one Business Day following a delivery by fax or hand, receipt acknowledged, all to the address specified hereinabove for the party receiving the notice. For purposes of this Agreement a “Business Day” is a day in which banks, generally, are open for business in Israel

	12.2.	For purposes of this Agreement, the addresses of the parties shall be as follows, unless otherwise notified in writing by a party:

If to Purchaser:

Red Sea Underwater Observatory Ltd.16 Abba Hillel Silver Rd.

Ramat-Gan 52506, Israel

Attention:	Miki Gur

Facsimile:	+972-3-576 24 95

If to Seller:

Ampal American Israel Corporation

111 Arlozorov St.

Tel Aviv, Israel

Attention:	Mr. Yoram Firon

Facsimile:	+971-3-608 01 01

13.	GOVERNING LAW; EXCLUSIVE JURISDICTION.

This Agreement is subject to and shall be governed by and interpreted in accordance with the laws of the State of Israel, without giving effect to its relevant choice of law provisions, and each of the parties submits itself to the sole and exclusive jurisdiction of the courts of Tel-Aviv-Jaffa and waives to the fullest extent it may do so any objection which it may now or hereafter have to the laying of venue as aforesaid.

14.	MISCELLENOUS

14.1.

Entire Agreement, Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and this Agreement, supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto. This Agreement may not be amended, modified or supplemented except by a written agreement executed by both parties hereto.

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14.2.

Enforceability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

14.3.

Assignment. No party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party, except to any Affiliate of such party or to any successor to all or any portion of its business. No assignment of this Agreement will relieve the assigning party of its obligations hereunder. Notwithstanding the above, Seller undertakes not the transfer the Purchased Shares from the date of execution of this agreement and until the Drop Dead Date.

14.4.

Waiver; Remedies. No failure or delay on the part of either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

14.5.

Fees and Expenses. Each of the Parties hereto shall bear the expenses incurred by it relating to the transactions contemplated by this Agreement, including without limitation fees and expenses of counsel.

14.6.

Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

14.7.

Interpretation. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. The headings in this Agreement are inserted for convenience only and shall not affect the construction thereof. References herein to recitals, sections and exhibits refer to recitals, sections and exhibits of this Agreement unless otherwise stated. The recitals, exhibits and schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the exhibits and schedules hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by its duly authorized representatives as of the date first above written.

Ampal American Israel Corporation	Red Sea Underwater Observatory Ltd.

By: /s/ Jack Bigio /s/ Yoram Firon	By: /s/ Benjamin Kahn /s/ Miki Gur

Name: Jack Bigio, Yoram Firon	Name: Benjamin Kahn, Miki Gur

Title: CEO, VP	Title:

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Ampal-RSUO	Sale and Purchase of RSUO/RSMH Shares

SHARE SALE AND PURCHASE AGREEMENT

                    THIS SHARE SALE AND PURCHASE AGREEMENT (this “Agreement”) is entered into this 22 of May, 2006 by and between AMPAL-AMERICAN ISRAEL CORPORATION, a company incorporated under the laws of New York (the “Seller”) and RED SEA UNDERWATER OBSERVATORY LTD., a company incorporated under the laws of Israel (the “Purchaser”).

WITNESSETH

                    WHEREAS, the Seller is the holder and record and beneficial owner of the Purchased Shares (as defined in section 2.1 below); and

                    WHEREAS, the Seller wishes to sell, transfer and assign the Purchased Shares to the Purchaser in consideration for the payment of the Purchase Price (as defined in section 3.1 below) and the Purchaser wishes to purchase, assume and receive such Purchased Shares and pay the Purchase Price, all on and subject to the terms and conditions set forth in this Agreement; and

                    WHEREAS, simultaneously with the signing of this Agreement, the Seller and Purchaser shall sign a share sale and purchase agreement for the sale of Seller’s shares in Coral World International Limited (the “Additional Agreement”)

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS

In this Agreement, the following terms shall have the meaning ascribed thereto in this Section 1:

1.1.

“Action” means any legal, administrative, governmental or regulatory proceeding or other action, suit, proceeding, claim, arbitration, mediation, alternative dispute resolution procedure, inquiry or investigation by or before any arbitrator, mediator, court or other governmental authority.

	1.2.	“Additional Agreement” shall have the meaning ascribed thereto in the preamble.

1.3.

“Affiliate” means, with respect to any person, any other person directly or indirectly Controlling, Controlled by or under common Control with such Person. For purposes of this Agreement, the term “Control” (including, with correlative meanings, the terms “Controlling”, “Controlled by” and “under common Control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or partnership interests, by contract or otherwise.

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1.4.	“Business Day” shall have the meaning ascribed thereto in section 12.1.

1.5.	“Closing” shall have the meaning ascribed thereto in section 4.1.

1.6.	“Closing Date” shall have the meaning ascribed thereto in section 4.1.

1.7.	“Companies” shall have the meaning ascribed thereto in section 2.1(i).

1.8.

“Damages” means any and all losses, Liabilities, damages, fines, payments, costs and expenses, whenever or however arising and whether or not resulting from Third Party Claims (including the reasonable costs and expenses of any and all Actions or other legal matters; all amounts paid in connection with any demands, assessments, judgments, settlements and compromises relating thereto; interest and penalties with respect thereto; and costs and expenses, including reasonable attorneys’, fees and expenses, incurred in preparing for or defending against any such Actions or other legal matters or in asserting, preserving or enforcing an Indemnitee’s rights hereunder).

1.9.

“Liability” means any and all claims, debts and liabilities of whatever nature, whether asserted or, based on the current state of affairs or facts, fixed, absolute or contingent, matured, accrued, liquidated or unliquidated, and whenever or however arising (including those arising out of any contract or tort, whether based on negligence, strict liability or otherwise).

1.10.

“Liens” shall mean any charge, claim, community property interest, equitable interest, lien, encumbrance, option, proxy, pledge, security interest, mortgage, right of first refusal, right of preemption, transfer or retention of title agreement, right or claim of any third party or restriction by way of security of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (other than those specified in the incorporating documents of any of the Companies).

1.11.	“Purchase Price” shall have the meaning ascribed thereto in section 3.1.

1.12.	“Purchased Shares” shall have the meaning ascribed thereto in section 2.1 below.

1.13.	“Red Sea” shall have the meaning ascribed thereto in section 2.1(i).

1.14.	“RSUO” shall have the meaning ascribed thereto in section 2.1(i).

Ampal-RSUO	Sale and Purchase of RSUO/RSMH Shares

2.	PURCHASE AND SALE OF THE PURCHASED SHARES

2.1.

Subject to the terms and conditions of this Agreement, at the Closing the Seller will sell, convey, transfer, assign and deliver to Purchaser the Purchased Shares, free and clear of any Liens, and Purchaser will, in reliance on the representations and warranties of the Seller included in this Agreement only, purchase, assume and acquire from the Seller the Purchased Shares.

The “Purchased Shares” shall mean, collectively:

(i) 40,000 Ordinary Shares, par value NIS 0.0001 each, of Red Sea Marineland Holding (1973) Limited, a company incorporated under the laws of Israel (“Red Sea”); and

(ii)

103 Ordinary Shares, par value NIS1.00 each, of Red Sea Underwater Observatory Limited, a company incorporated under the laws of the State of Israel (“RSUO” and together with Red Sea, the “Companies”).

2.2.

It is agreed that under the transaction contemplated by this Agreement all Purchased Shares together shall be purchased by the Purchaser, under no circumstances shall only part of the Purchased Shares be purchased by Purchaser.

3.	PURCHASE PRICE

3.1.

In consideration for the Purchased Shares sold and assigned by the Seller, the Purchaser shall pay to the Seller, at the Closing and subject to the fulfillment of the conditions precedent set forth in Section 9 below, an aggregate amount of US$1,661,750 (one million six hundred sixty one thousand seven hundred and fifty United States dollars) (the “Purchase Price”).

	3.2.	The Purchase Price shall be paid in United States dollars by wire transfer in immediately available funds to a bank account, as instructed by the Seller to the Purchaser in writing.

3.3.

Seller shall withhold from the Purchase Price any amount as may be required under applicable law, unless provided by Seller, prior to Closing, with a Tax Withholding Exemption from the Israeli tax authorities.

4.	CLOSING

4.1.

Closing Date. The sale and transfer of the Purchased Shares will take place at a closing (the “Closing”) to be held at the offices of Meitar, Liquornik, Geva & Leshem, Brandwein, Law Offices, 16 Abba Hillel Silver Road, Ramat-Gan 52506, Israel, at 10:00 a.m. on a day to be mutually agreed upon by the parties but in no event later than June 26, 2006, provided however that all of the conditions set forth in Section 9 below are satisfied or waived by such date The date on which the Closing occurs is referred to herein as the “Closing Date”.

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The Closing and the closing of the transaction contemplated in the Additional Agreement (the “Additional Closing”) shall occur simultaneously, and subject to the fulfillment of the conditions to closing under both agreements. All transactions occurring at the Closing and at the Additional Closing shall be deemed to take place simultaneously and no transaction in this Agreement and/or in the Additional Agreement shall be deemed to have been completed and no document or certificate shall be deemed to have been delivered until all transactions contemplated in this Agreement and in the Additional Agreement are completed and all documents to be delivered in the Closing and the Additional Closing are delivered. Unless otherwise indicated, all documents and certificates shall be dated on or as of the Closing Date.

4.2.	Closing Deliveries of the Seller. At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following documents:

4.2.1.

Share Certificates and Transfer Deeds. Share certificates representing all of the Purchased Shares, accompanied by duly signed share transfer deeds transferring the Purchased Shares to Purchaser, made in accordance with the respective incorporation documents of the respective Companies, in the form of Schedule 4.2.1 attached hereto;

4.2.2.

Shareholders’ Registrar. The register of shareholders of each Company certified by an authorized officer of such Company, evidencing the transfer of the applicable Purchased Shares to Purchaser, in the form of Schedule 4.2.2 attached hereto;

4.2.3.

Compliance Certificate. A certificate in the form of Schedule 4.2.3 hereto duly signed by the Seller confirming that (i) the representations and warranties of the Seller in Section 5 hereto are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, (ii) all covenants and agreements of the Seller under this Agreement to be performed or complied with on or prior to the Closing Date have been performed and complied with; and (iii) all documents to be executed and delivered by the Seller at the Closing have been executed by a duly authorized officer of the Seller;

4.2.4.

Directors and Officers Resignation; Signature Rights Revocation. Written resignations letters from all directors and officers of the Companies designated by the Seller, in the form of Schedule 4.2.3 hereto and revocation of signature rights in the Companies;

4.2.5.

Board Resolutions. True and correct copies of the resolutions of the Board of Directors of each of the Companies, approving and authorizing the transfer of the respective Purchased Shares from the Seller to the Purchaser, as contemplated by this Agreement;

4.2.6.

Notice to Registrar – Transfer of Shares. Duly completed notices of the transfer of the Purchased Shares held in the Companies by the Seller to Purchaser to be submitted to the Israeli Registrar of Companies immediately after the Closing; and

4.2.7.

Notice to Registrar – Change of Directors. Duly completed notices of change in the composition of the board of directors of Red Sea and RSUO to be submitted to the Israeli Registrar of Companies immediately after the Closing.

4.3.	Closing Deliveries of the Purchaser. At the Closing, the Purchaser shall deliver, or cause to be delivered, to the Seller the following documents:

	4.3.1.	Share Transfer Deeds. A counterpart signature on the share transfer deeds transferring the Purchased Shares to Purchaser, duly signed by the Purchaser, in the form of Schedule 4.2.1 attached hereto;

Ampal-RSUO	Sale and Purchase of RSUO/RSMH Shares

4.3.2.

Compliance Certificate. A certificate in the form of Schedule 4.3.2 hereto duly signed by the Purchaser confirming that: (i) the representations and warranties of the Purchaser in Section 6 hereto are true and correct in all material respects as of the date of this Agreement and as of the Closing Date; (ii) that all covenants and agreements of the Purchaser under this Agreement to be performed or complied with on or prior to the Closing Date have been performed and complied with; and (iii) all documents to be executed and delivered by the Seller at the Closing have been executed by a duly authorized officer of the Seller; and

4.3.3.	Payment of the Purchase Price. Evidence of transfer of the Purchase Price, in immediately available funds, by wire transfer to the account designated by the Seller.

5.	REPRESENTATIONS AND WARRANTIES OF SELLER

The Seller hereby represents and warrants to the Purchaser that as of the date hereof and as of the Closing:

5.1.

Organization. The Seller is a duly incorporated public company, organized and validly existing under the laws of the New York State, U.S.A.. Seller’s securities are traded in Nasdaq. Seller did not have a receiver appointed or an assignee for the benefit of creditors, is not insolvent and is able to pay debts as they become due.

5.2.

Due Authority and Execution. The Seller has the legal capacity and authority to sign, deliver and perform this Agreement, without the necessity of any act or consent of any other person whomsoever. The signing, delivery and performance by the Seller of this Agreement and each and every agreement, document and instrument provided for herein has been duly authorized and approved by Seller. This Agreement and each and every agreement, document and instrument provided for herein has been signed by an officer that has been duly authorized to sign such document on behalf of the Seller. This Agreement, and each and every other agreement, document and instrument to be signed, delivered and performed by the Seller in connection herewith, constitute or will, when signed and delivered by the Seller, constitute the valid and legally binding obligation of the Seller enforceable against it in accordance with their respective terms.

5.3.

Noncontravention. The signing, delivery and performance of this Agreement by the Seller (i) is not subject to any restriction under any applicable law and (ii) do not and will not, violate any provisions of the organizational documents of Seller, or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any material contract, mortgage, deed of trust, secured debt, note, loan or lien or any order, judgment, decree or other arrangement to which Seller is a party or is bound or by which it or its assets are affected.

There is no suit, action, proceeding, claim or investigation pending, or to the knowledge of Seller threatened, against the Seller that seeks to prevent such Seller from performing this Agreement.

5.4.

Title to Purchase Shares. The Seller is the sole owner of the Purchased Shares, and the Purchase Shares are held by the Seller free and clear of any Liens. Upon the Closing and the payment of the Purchase Price to the Seller in accordance with the provisions of this Agreement, the Purchaser shall acquire good and marketable title to all Purchased Shares free and clear of any Liens.

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	5.5.	Entire Holdings. The Purchased Shares constitute all interest which the Seller has in each of the Companies and their respective Affiliates.

5.6.

Purchase Price. The Seller is familiar with the Companies and the business conducted by them. In view thereof, the Seller believes that the Purchase Price represents the fair value of the Purchased Shares. The Seller hereby specifically waives any claim, whether current or future, in connection with such price and the valuation of the Purchased Shares.

5.7.

Shareholders Agreements. The Purchased Shares are not subject to any agreement with a third party, voting agreements, proxies, trusts or other agreement relating to the voting or disposition of the Purchased Shares (including pre-emptive rights and rights of first refusal of a third party) which would continue to be binding upon the Purchaser after the Closing.

5.8.

Disclosure. There is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations or assets of the Companies known to the Seller that has not been disclosed to the Purchaser in writing by the Seller in this Agreement. Neither this Agreement nor any certificate made or delivered by the Seller in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made.

6.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser hereby represents and warrants to Sellers that as of the date hereof and as of the Closing:

	6.1.	Organization. Purchaser is a private company duly incorporated and validly existing under the laws of [the State of Israel].

6.2.

Due Authority and Execution. Purchaser has the legal capacity and authority to sign, deliver and perform this Agreement without the necessity of any act or consent of any other person whomsoever. The signing, delivery and performance by Purchaser of this Agreement and each and every agreement, document and instrument provided for herein have been duly authorized and approved by Purchaser. This Agreement and each and every agreement, document and instrument provided for herein has been signed by an officer that has been duly authorized to sign such document on behalf of Purchaser. This Agreement, and each and every other agreement, document and instrument to be signed, delivered and performed by Purchaser in connection herewith, constitute or will, when signed and delivered by the Purchaser, constitute the valid and legally binding obligation of Purchaser enforceable against it in accordance with their respective terms.

6.3.

Consents; No Conflict. The signing, delivery and performance of this Agreement by Purchaser (i) is not subject to any restriction under any applicable law and (ii) do not and will not, violate any provisions of the organizational documents or other corporate documents of Purchaser, or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any material contract, mortgage, deed of trust, secured debt, note, loan, lien, or any order, judgment, decree or other arrangement to which the Purchaser is a party or is bound or by which it or its assets are affected.

Ampal-RSUO	Sale and Purchase of RSUO/RSMH Shares

There is no suit, action, proceeding, claim or investigation pending or to the knowledge of Purchaser threatened, against Purchaser that seeks to prevent it from performing this Agreement.

7.	COVENANTS

7.1.

Reasonable Best Efforts. Subject to the terms and conditions of this Agreement and applicable law, each of Seller and Purchaser will use its reasonable best efforts to take, or cause to be taken, all actions which are in their responsibility, and to do, or cause to be done, all things reasonably necessary which are in their responsibility, proper or advisable under applicable laws and regulations applicable to each of them, or otherwise to consummate and make effective the transactions contemplated hereby as soon as practicable, including such actions or things as any other party hereto may reasonably request in order to cause any of the conditions to such other party’s obligation to consummate such transactions.

7.2.

Confidentiality. The Seller will, and will use its best efforts to cause its Affiliates to, hold in strict confidence for a period of three years after the date of the Closing, all documents and information, in any form whatsoever concerning the business, operations, financial condition, shareholders, customers, suppliers, intellectual property and other proprietary information concerning the Companies (“Confidential Information”) and will take reasonable measures to prevent unauthorized disclosure of such information. Notwithstanding the foregoing, Confidential Information shall not include (i) any information which is or becomes public, unless such information becomes public as a result of a breach of this Section 7.1 by Seller, (ii) any information independently obtained by Seller without an obligations of confidentiality to the party disclosing such information to Seller as can be substantiated by Seller through the use of written documents, and (iii) any information which is required to be disclosed under applicable laws, regulations or judgments, provided that to the extent practicable in this clause (iii) Seller shall give to Purchaser prior notice of the contemplated disclosure and its content.

7.3.

Non-Compete. For a period of four years after the Closing Date, the Seller and its Affiliates will not, directly or indirectly, without the written consent of Purchaser, enter into, engage in, manage, operate, control, invest or acquire any interest in, or otherwise engage or participate in, or own any beneficial interest in, any business engaged in the business of the Companies as such business is conducted prior to the Closing, including the operation, management and/or construction of underwater observatories or marine parks, submarines, marine attractions of any nature.

8.	RELEASES AND WAIVERS.

8.1.

General Release by Seller. To the extent permitted under applicable law, for and in consideration of the Purchase Price, effective as of the Closing, Seller releases, acquits and forever discharges each Company and each of their present and former shareholders, officers, directors and employees (in their capacities as such) and each of their respective heirs, executors, administrators, successors and assigns, of and from any and all manners of action, or action, cause or causes of action, demands, rights, Damages or Liabilities, debts, dues, sums of money, accounts, reckonings, costs, expenses, responsibilities, covenants, contracts, controversies, Actions, and claims whatsoever, whether known or unknown, of every name and nature, both in law and in equity, which the Seller, or its Affiliates, successors or assigns ever had, now has, or may have or shall have against the Companies or any other Person referred to above arising out of any matters, causes, acts, conduct, claims, circumstances or events occurring or failing to occur or conditions existing at or prior to the Closing.

Ampal-RSUO	Sale and Purchase of RSUO/RSMH Shares

8.2.

General Release by the Companies. To the extent permitted under applicable law, for the transfer of the Purchased Shares, effective as of the Closing, Purchaser shall cause the Companies to release, acquit and forever discharge Jack Bigio and Kenneth Handerson (“Seller’s Directors”) in their capacity as directors of the Company), of and from any and all manners of action, or action, cause or causes of action, demands, rights, Damages or Liabilities, debts, dues, sums of money, accounts, reckonings, costs, expenses, responsibilities, covenants, contracts, controversies, Actions, and claims whatsoever, whether known or unknown, of every name and nature, both in law and in equity, which each of the Companies, or their Affiliates, successors or assigns ever had, now has, or may have or shall have against the Seller’s Directors in connection with any actions taken or omitted to be taken by them as directors of the Companies, except for fraudulent or willful acts and omissions. . Purchaser shall cause each of the Companies to sign an undertaking towards Seller’s Directors to that effect, in the form attached hereto as Schedule 8.2, which will be delivered to the Seller, signed by all Companies, on the Closing Date, immediately after the Closing.

8.3.

Waiver of Preemptive and Similar Rights. For and in consideration of the amounts payable to the Seller under this Agreement, the Seller hereby waives, such waiver to be effective only as of the Closing, any and all preemptive rights, rights of first refusal, tag along, co-sale or other similar rights with regard to the Companies and any Affiliate thereof that such Seller has or is or may be entitled to receive, including those which arose or arise as a result of any event or transaction (whenever occurring), including the execution, delivery or performance of this Agreement or consummation of the transaction contemplated hereby.

9.	CONDITIONS TO CLOSING

9.1.

Conditions to Each Party’s Obligations. The respective obligations of each Seller and the Purchaser to effect the Closing are subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

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9.1.1.

No Injunctions or Restraints. There shall not exist or have been enacted, entered or enforced any law, regulation, judgment or injunction or any other action of any court or other governmental authority that makes, illegal or prohibits the consummation of the Closing.

	9.1.2.	Consents. The following consents shall have been obtained:

		9.1.2.1.	Consent of Bank HaPoalim under the Loan Agreement dated November 30, 1995 by and between Maui Ocean Center, Inc. and Bank HaPoalim B.M., as amended.

9.2.

Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the Closing are subject to the satisfaction or waiver by Purchaser at or prior to the Closing Date of each of the following conditions:

9.2.1.

Representations and Warranties. The representations and warranties of Seller set forth in Section 5 above shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date, and the Seller shall have delivered to Purchaser a certificate as specified in Section 4.2.3.

9.2.2.

Performance of Obligations of Seller. Each and all of the covenants and agreements of Seller to be performed or complied with on or prior to the Closing shall have been fully performed and complied, and Seller shall have delivered to Purchaser a certificate confirming the foregoing as of the Closing Date, as specified in Section 4.2.3.

	9.2.3.	Documents. All documents required to be delivered by the Seller under Section 4.2 shall have been delivered.

9.3.

Conditions to Obligations of Sellers. The obligations of the Seller to effect the Closing are subject to the satisfaction or waiver by Seller at or prior to the Closing Date of each of the following conditions:

9.3.1.

Representations and Warranties. The representations and warranties of Purchaser set forth in Section 6 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date, and Purchaser shall have delivered to Sellers a certificate signed by an authorized officer of Purchaser as specified in Section 4.3.2.

9.3.2.

Performance of Obligations of Purchaser. Each and all of the covenants and agreements of Purchaser to be performed or complied with on or prior to the Closing shall have been fully performed and complied, and Purchaser shall have delivered to Seller a certificate signed by an executive officer of Purchaser confirming the foregoing as of the Closing Date, as specified in Section 4.3.2.

	9.3.3.	Documents. All documents required to be delivered by Purchaser under Section 4.3 shall have been delivered.

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10.	INDEMNIFICATION.

10.1.

Either Party (the “Indemnifying Party”) shall indemnify defend and hold harmless the other party and its respective employees, directors shareholders and officers (collectively, the “Indemnitees”) from and against, and pay or reimburse, as the case may be, the Indemnitees for, any and all Damages as actually incurred or suffered by the Indemnitees directly or indirectly based upon, arising out of or otherwise in any way relating to or in respect of:

		10.1.1.	any breach of any representation or warranty made by the Indemnifying Party hereunder;

		10.1.2.	any breach or violation of any covenant or agreement of the Indemnifying Party hereunder;

	10.2.	Procedure for Indemnification.

		10.2.1.	Third Party Claims,

10.2.1.1.

Notice. If a claim or a demand is made against an Indemnitee, or an Indemnitee shall otherwise learn of an assertion, by any person, who is not a party to this Agreement (and who is not an Affiliate of a Party to this Agreement) (a “Third Party Claim”) as to which the Indemnifying Party may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee will notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim reasonably promptly after becoming aware of such Third Party Claim, provided, however, that failure to give any such notification will not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure and to such extent.

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10.2.1.2.

Assumption of Defense by Indemnifying Party. If a Third Party Claim is made against an Indemnitee and the Indemnifying Party agrees to indemnify the Indemnitee therefor, the Indemnifying Party will be entitled to assume the defense thereof (at the expense of the Indemnifying Party) with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof as long as the Indemnifying Party diligently conducts such defense; provided that, if in the Indemnitee’s reasonable judgment a conflict of interest exists in respect of such claim, such Indemnitee will have the right to employ separate counsel to represent such Indemnitee and in that event the reasonable fees and expenses of such separate counsel will be paid by the Indemnifying Party.

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10.2.1.3.

Indemnitee’s Participation in the Defense. If the Indemnifying Party assumes the defense of any such Third Party Claim, each Indemnitee will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party.

10.2.1.4.

Failure of Indemnifying Party to assume defense. The Indemnifying Party will be liable for the reasonable fees and expenses of counsel employed by the Indemnitees for any period during which the Indemnifying Party has failed to assume the defense thereof or if it does not expressly elect to assume the defense thereof (including the agreement by the Indemnifying Party to indemnify the Indemnitees as aforesaid).

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10.2.1.5.

Information. If the Indemnifying Party assumes the defense of any such Third Party Claim, the Indemnifying Party will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such Third Party Claim and keep the Indemnitee fully informed of all developments relating to or in connection with such Third Party Claim (including, without limitation, providing to the Indemnitee on request updates and summaries as to the status thereof). If the Indemnifying Party chooses to defend a Third Party Claim, all the Indemnitees will reasonably cooperate with the Indemnifying Party in the defense thereof if requested by the Indemnifying Party (such cooperation to be at the expense, including reasonable legal fees and expenses, of the Indemnifying Party).

10.2.1.6.

Settlement, Compromise or Discharge. No Indemnifying Party will consent to any settlement, compromise or discharge (including the consent to entry of any judgment) of any Third Party Claim without the Indemnitee’s prior written consent, which will not be unreasonably withheld; provided, that if the Indemnifying Party agrees to indemnify the Indemnitee for a Third Party Claim, the Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend that unconditionally and irrevocably releases the Indemnitee (pursuant to a release which is reasonably satisfactory to the Indemnitee) completely from all Liability in connection with such Third Party Claim, provided, however, that the Indemnitee may refuse to agree to any such settlement, compromise or discharge that provides for injunctive or other non-monetary relief affecting the Indemnitee. If the Indemnifying Party agrees to indemnify the Indemnitee for a Third Party Claim, the Indemnitee will not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent (which consent will not be unreasonably withheld).

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10.2.2.

Party’s Claims. Any claim on account of Damages which does not involve a Third Party Claim shall be asserted by written notice given by the Indemnitee to the Indemnifying Party. The failure by any Indemnitee so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to such Indemnitee under this Agreement, except to the extent that the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure and to such extent.

10.2.3.

Failure to dispute obligation to indemnify. If the Indemnifying Party does not notify the Indemnitee prior to the expiration of a 30-calendar-day period following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnitee under this Agreement, such claim specified by the Indemnitee in such notice will be conclusively deemed a liability of the Indemnifying Party under this Agreement and the Indemnifying Party shall pay the amount of Damages subject to such claim to the Indemnitee on demand or, in the case of any notice in which the amount of the Damages subject to such claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the Indemnifying Party has timely disputed its liability with respect to such Damages subject to such claim, as provided above, the Indemnifying Party and the Indemnitee will proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations by the 90th day after notice of such claim was given to the Indemnifying Party, the Indemnifying Party and the Indemnitee will be free to pursue such remedies as may be available under this Agreement or applicable law.

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11.	TERMINATION

	11.1.	Right to Terminate. Without derogating from the parties’ rights under any applicable law, this Agreement may be terminated at any time prior to the Closing as follows:

		11.1.1.	by consent in writing of all parties hereto; or

11.1.2.

notwithstanding any other term of this Agreement, by any party, if the Closing and payment of the full Purchase Price does not take place for a reason which is not attributable to such party until the date which is 60 days after the date hereof, (the “Drop Dead Date”), provided, however, that (i) Purchaser may not terminate the Agreement under this Section 11.1.2 if the closing conditions under Section 9.2 are satisfied but the Closing does not take place because of failure by Purchaser to fulfill any of the conditions set forth in Section 9.3, and (ii) a Seller may not terminate the Agreement under this Section 11.1.2 if the closing conditions under Section 9.3 are satisfied but the Closing does not take place because of failure by such Seller to fulfill any of the conditions set forth in Section 9.2; or

11.1.3.

by written notice by the Purchaser to the Seller or by the Seller to the Purchaser, if there shall be any law that makes consummation of the transaction contemplated hereby illegal or otherwise prohibited or if any court of competent jurisdiction or other governmental authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of such transaction, and such order, decree, ruling or other action shall not be subject to appeal or shall have become final and unappealable; or

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11.1.4.

by written notice by the Purchaser to the Seller, if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the Seller set forth in this Agreement, or if prior to the Closing Date any representation or warranty of the Seller set forth in this Agreement shall have become untrue.

11.2.

Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1, this Agreement shall thereafter become void and have no effect, without any liability on the part of any party in respect thereof, except that nothing herein will relieve any party from Liability for any breach of any representation, warranty, covenant or agreement in this Agreement that were due to be performed prior to the termination hereof.

12.	NOTICES

12.1.

All notices required to be sent hereunder shall be in writing and delivered by hand, fax, registered mail or overnight courier and shall be deemed to have been given (a) upon three (3) Business Days following the date on which they were mailed by registered mail return, receipt requested, (b) upon one Business Day following the dispatch by a recognized overnight courier, or (c) upon one Business Day following a delivery by fax or hand, receipt acknowledged, all to the address specified hereinabove for the party receiving the notice. For purposes of this Agreement a “Business Day” is a day in which banks, generally, are open for business in Israel

	12.2.	For purposes of this Agreement, the addresses of the parties shall be as follows, unless otherwise notified in writing by a party:

If to Purchaser:

Red Sea Underwater Observatory Ltd.

16 Abba Hillel Silver Rd.

Ramat-Gan 52506, Israel

Attention: Miki Gur

Facsimile: +972-3-576 24 95

If to Seller:

Ampal American-Israel Corporation

111 Arlozorov St.

Tel Aviv, Israel

Attention: Mr. Yoram Firon

Facsimile: +971-3-608 01 01

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13.	GOVERNING LAW; EXCLUSIVE JURISDICTION.

This Agreement is subject to and shall be governed by and interpreted in accordance with the laws of the State of Israel, without giving effect to its relevant choice of law provisions, and each of the parties submits itself to the sole and exclusive jurisdiction of the courts of Tel-Aviv-Jaffa and waives to the fullest extent it may do so any objection which it may now or hereafter have to the laying of venue as aforesaid.

14.	MISCELLENOUS

14.1.

Entire Agreement, Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and this Agreement, supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto. This Agreement may not be amended, modified or supplemented except by a written agreement executed by both parties hereto.

14.2.

Enforceability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

14.3.

Assignment. No party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party, except to any Affiliate of such party or to any successor to all or any portion of its business. No assignment of this Agreement will relieve the assigning party of its obligations hereunder. Notwithstanding the above, Seller undertakes not the transfer the Purchased Shares from the date of execution of this agreement and until the Drop Dead Date.

14.4.

Waiver; Remedies. No failure or delay on the part of either party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

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14.5.

Fees and Expenses. Each of the Parties hereto shall bear the expenses incurred by it relating to the transactions contemplated by this Agreement, including without limitation fees and expenses of counsel.

14.6.

Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

14.7.

Interpretation. Unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa. The headings in this Agreement are inserted for convenience only and shall not affect the construction thereof. References herein to recitals, sections and exhibits refer to recitals, sections and exhibits of this Agreement unless otherwise stated. The recitals, exhibits and schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the exhibits and schedules hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by its duly authorized representatives as of the date first above written.

Ampal American Israel Corporation	Red Sea Underwater Observatory Ltd.

By: /s/ Jack Bigio /s/ Yoram Firon	By: /s/ Benjamin Kahn /s/ Miki Gur

Name: Jack Bigio, Yoram Firon	Name: Benjamin Kahn, Miki Gur

Title: CEO, VP	Title: